INCOME TAXES - Reconciliation of the expected income tax recovery to the actual income tax recovery (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Reconciliation of the expected income tax recovery to the actual income tax recovery
Net loss	$ (2,879)	$ (2,877)
Statutory tax rate	26.00%	26.00%
Expected income tax recovery at the statutory tax rate	$ (749)	$ (748)
Permanent differences and other	(2)	(80)
Change in valuation allowance	$ 751	$ 828